UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 25, 2016

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

METALDYNE PERFORMANCE GROUP INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-36774	47-1420222
(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.

One Towne Square, Suite 550 Southfield, MI	48076
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(248)-727-1800

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

Metaldyne Performance Group Inc. (the “Company”) held its 2016 Annual Meeting of Shareholders on May 25, 2016 in Southfield, Michigan. A brief description of each of the proposals submitted to the Shareholders and the votes cast are set forth below. Each director nominee was elected and the proposal passed.

Proposal 1: The election of three Class II directors to serve until the 2019 Annual Meeting of Shareholders.

	For	Withheld
Nick Bhambri	64,678,675	714,976
Loren Easton	62,832,655	2,560,996
William Jackson	56,461,817	8,931,834

Proposal 2: The ratification of certain grants of equity awards to executive officers to satisfy the exemption contained in SEC Rule 16b-3.

For	Against	Abstain
63,932,016	1,455,274	6,361

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BY:	/s/ Mark Blaufuss	Date: May 25, 2016
Mark Blaufuss
Chief Financial Officer